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Exhibit 24(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to Registration Statement on Form S-8 of our report dated January 25, 1995, which appears on page 22 of MCI Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 22 of such Annual Report on Form 10-K.



                                           PRICE WATERHOUSE LLP



Washington, D.C.
March 28, 1996



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